                                                                   EXHIBIT 10.10

                           CAREY LIMOUSINE [COMPANY]
                    STANDARD INDEPENDENT OPERATOR AGREEMENT

  THIS AGREEMENT made on the _______ day of ___________________________, 19____,
by and between CAREY LIMOUSINE [COMPANY], a Delaware corporation having its principal place of business in [CITY], [STATE] (hereinafter called the "Company"), and the following Independent Operator (hereinafter called the "Independent Operator"):

_______________________________________________________________________________

Address:_______________________________________________________________________

                                   WITNESSETH

  WHEREAS, the Company has been organized for the purpose of providing Chauffeur Driven Service, which is hereby defined and used through this Agreement as the business of (a) marketing the use of chauffeured cars, (b) utilizing a reservation system to facilitate the booking of reservations for chauffeured cars, (c) dispatching chauffeur-driven vehicles to be used by the general public for an agreed-upon consideration, and (d) billing and collecting for services Tendered;

  WHEREAS, the Independent Operator is a professional chauffeur and an independent contractor engaged in the business of driving a chauffeured car for hire;

  WHEREAS, the Independent Operator and the Company desire to enter into an agreement whereby the Independent Operator, in return for the services, business sources and other benefits of the Company, will make available a for-hire vehicle and driver to be utilized in the Company's Chauffeur Driven Service;

  NOW, THEREFORE, in consideration of the payment by the Independent Operator of the compensation herein mentioned and of the mutual covenants and promises herein contained, IT IS AGREED as follows:


     I.   OBLIGATIONS OF THE INDEPENDENT OPERATOR
          ---------------------------------------
          A.   Independent Operator Acknowledgment
               -----------------------------------

          1. The parties intend to create by this Agreement the relationship of an independent contractor and not an employer-employee, partnership or joint venture relationship. The Independent Operator shall act as a vendor providing a service to the Company and, as such, shall have the unrestricted right to exercise complete control over the manner and means of the operation of his own business, consistent with the terms of this Agreement. The Independent Operator and his employees or subcontractors shall not be considered employees of the Company at any time or for any purpose whatsoever. The Independent Operator shall under no circumstances be considered or construed to be, or represent himself as, an agent or representative of the Company and shall not attempt to negotiate or enter into a contract or an agreement of any nature in the name of, or on behalf of, the Company without the written consent of the Company, and any purported contract or agreement in violation of this paragraph shall be null and void and in no way binding on the Company. This Agreement does not constitute an agreement or license to use the Carey name.

          2. As an independent contractor, the Independent Operator shall be required to account to the Company in accordance with this Agreement.

          3. The Independent Operator shall be an affiliated driver of the Company, duly licensed as a chauffeur providing a duly licensed for-hire vehicle ("Affiliated Vehicle") to the Company and, as such, shall not have an affiliation with any other company or other base operator.

          4. The Independent Operator agrees that he shall perform his obligations under this Agreement in a business-like manner, consistent with the customary high standard of service of the Carey International System of Licensees and Affiliates, as promulgated by the Company from time to time and in a way so as to reflect favorably upon the name, goodwill and legal interest of the Company. This provision is of the essence of this Agreement. The Independent Operator further agrees that he shall perform his obligations under this Agreement in compliance with all local, state and federal laws and all orders, rules and regulations issued pursuant thereto.

          5. The Independent Operator agrees to be available during such hours of the day and days of the week which are necessary to serve the customers of the Company (hereinafter, the "Period of Availability"). The Independent Operator further agrees that the Period of Availability will include two weekends out of every four weekends, which two weekends likewise will be determined in accordance with what is necessary to serve the customers of the Company.

          6. The Independent Operator agrees not to record or charge any rates, or engage in any practices, which tend to mislead the public in any way. When meeting his obligations under this Agreement, the Independent Operator further agrees not to deviate from charging rates promulgated by the Company to Company's customers. The Independent Operator further agrees that lie shall not commit or attempt to commit, alone or in concert with another, any act of fraud, misrepresentation, larceny, or deceit, and shall not solicit or pick up passengers by means other than pre-arrangement through the Company in accordance with this Agreement.

          7. The Independent Operator agrees that, whereas the Company is engaged in a business where its customers expect a high standard of general appearance, manner, temperament, and personality, it is incumbent upon the Independent Operator to meet those standards and to provide prompt and courteous service.


          B.   Driver and Vehicle Requirements
               -------------------------------

          1. The Independent Operator shall make himself available to the Company with a duly authorized and inspected vehicle in conformity with all of the requirements under this Agreement. It is understood that the vehicle which shall be made available by the Independent Operator shall be maintained at the Independent Operator's own expense, and said vehicle shall comply with the requirements of all statutes, ordinances and regulations applicable to chauffeured for-hire vehicles. The Independent Operator shall be responsible for all fees and expenses incurred in the operation and maintenance of such vehicle in the performance of his obligations as set forth in this Agreement. The Independent Operator shall have the right to purchase, lease, or otherwise obtain his vehicle from any source suitable to him.

          2. The Independent Operator agrees that any vehicle provided under the terms of this Agreement shall be properly maintained and shall, at all times during its use on behalf of the Company, be in a safe, clean and presentable condition, and that said vehicle shall be a late model vehicle no more than three years old. The Company reserves the right to approve any vehicle operated by the Independent Operator, such approval not to be unreasonably withheld; however, the Independent Operator agrees to cooperate and participate in any vehicle use program of any manufacturer with whom the Company or the Carey International System of Licensees and Affiliates has entered in to an agreement related to marketing, advertising, purchase, service and/or finance. The Independent Operator shall provide and operate no more than one vehicle except with the written permission of the Company. The Independent Operator shall be free to exercise individual judgment as a professional with respect to day-to-day affairs of his business, including where to garage his vehicle and maintenance of the vehicle provided under this Agreement.

          3. The Independent Operator agrees that direct, continued communication with the Company during the Period of Availability of the car and driver is of the essence of performance under this Agreement and, accordingly, he shall subscribe to any radio or data communication system utilized by the Company, provided the cost is not unreasonable. The

Independent Operator further agrees that, during the Period of Availability, he will carry on his person an audible "beeper" or similar device in an active and on mode for the period of time daily that is reasonable and necessary to perform his obligations as an Independent Operator, and shall respond promptly when signaled by such device.

          4. The Independent Operator agrees to have a cellular telephone installed in the vehicle at his expense and to take all necessary measures to maintain such telephone in good working order at his expense for use by the customers of the Company, provided that the cost of use of such cellular telephone by the Company's customers shall be charged to such customer and included with gross charges reported.

          C.   Account of Services
               -------------------

          1. The Independent Operator shall provide the Company "trip tickets," or data in a format approved by the Company, which contain an account of all services rendered, hours of service, customers driven, mileage, and other matters relevant to the vehicles and the drivers utilized, including a breakdown of cash tips received and/or the amounts of tips authorized by the customer to be charged as well as telephone charges. Such "trip tickets" shall be presented to the Company within forty-eight (48) hours of the end of the day of service at the Company's place of business or given to the Company, immediately upon completion of the services rendered, by telephone, radio, or data transmission in accordance with prevailing Company policy.

          D.   Vehicle and Driver Insurance Requirements
               -----------------------------------------

          1. In order to meet any obligations imposed by law, the Company's customers, and the Carey International System of Licensees and Affiliates, the Independent Operator shall purchase and maintain, in an amount satisfactory to the Company, worker's compensation, liability, property damage, fire, theft, comprehensive and collision insurance from an underwriter mutually agreed upon by the Independent Operator and the Company. The Independent Operator shall provide the Company, as evidence thereof, certificates of insurance designating the Company as an additional party insured on such policies. The amounts and types of insurance coverage maintained by the Independent Operator shall, at a minimum, be in accordance with those standards set by the Carey International System of Licensees and Affiliates to which the Company must conform, which will be promulgated by the Company.

          2. The Independent Operator shall pay a pro rata share, based on the number of Independent Operators entering into an exclusive agreement of this type with the Company, of the cost of a combined, single limit public liability and property damage insurance policy up to an amount of Ten Million Dollars ($10,000,000), as available, or of the cost of any other similar type of insurance to which the Company and Independent Operators may agree.

          3. The Independent Operator shall take whatever measures are necessary to assure that the broker and underwriter providing such insurance referred to in D (1) and (2) above shall be instructed to notify the Company in writing with respect to any delinquency or late payment of any premium or payments and any cancellation of the policy or policies referred to herein.

          4. In the event of an accident at any time involving the Independent Operator or his vehicle, the Independent Operator shall notify the Company promptly, and in no event later than four (4) hours after the occurrence of the accident, even when the vehicle was used for purposes other than for hire.

          5. In the event the Independent Operator does not provide to the Company proof of workers' compensation coverage, the Independent Operator shall agree to pay a pro-rata share, based on the number of Independent Operators entering into an agreement of this type with the Company, of the cost of a workers' compensation policy so as to provide coverage of any claims which may arise in accordance with federal and/or state law.

          6. The Independent Operator shall indemnify the Company from any loss, cost, damage or expenses (including attorneys' fees) that may arise as a result of the Independent Operator's failure to comply with the terms of this Agreement, carelessness, or negligence.

          E.   Acknowledgment of Exclusivity
               -----------------------------

          1. The Independent Operator agrees that he shall not become affiliated with any party, base operator, or other company which provides a Chauffeur Driven Service or car for hire service without the prior written consent of the Company. During the term of this Agreement, the Independent Operator shall not render service to, or acquire any interest whatsoever, whether as an individual proprietor, partner, associate, shareholder, consultant, trustee, employee, or otherwise, in any person, partnership, association, corporation, or other entity which is engaged in a business which in any way competes with the Company.

          2. The Independent Operator further agrees that all business or service rendered by the Independent Operator shall be included in the information furnished to the Company pursuant to Section I.C.1 of this Agreement.

          3. The Independent Operator agrees that any customers served by the Independent Operator shall be considered customers of the Company. The Independent Operator shall not contact customers of the Company without the prior written approval of the Company. The Independent Operator further agrees that any and all information about the customers of the Company, including the customer list, is confidential and proprietary to the Company and is not to be disclosed or shared in any way with persons or organizations outside the Company.

          4. The Independent Operator agrees that he shall not purport to act or provide services on behalf of the Company or serve a customer of the Company unless actually dispatched by the Company. The Independent Operator shall not under any circumstances solicit customers or guest passengers of customers of the Company for purposes other than developing business for the Company. This restriction includes, but is not necessarily limited to, restricting the Independent Operator from issuing letters or giving personal or non-Carey business cards and telephone numbers. The Independent Operator acknowledges that professional ethical standards make it incumbent upon the Independent Operator to consider this provision of the essence of this Agreement, and failure to adhere to it shall constitute an irreparable breach of professional conduct and a cause for termination of this Agreement by the Company.

          5. The Independent Operator agrees that during the term of this Agreement he shall refer to the Company any and all business requested by the customers of the Company or by any new customers requesting the services of the Independent Operator.

          6. The Independent Operator agrees that neither he nor his employees and/or affiliates shall promote the use of any telephone number other than the telephone number of the Company, unless such promotion is approved by the Company in writing.

          7. The Independent Operator agrees to accept any and all business reasonably dispatched by the Company during the Period of Availability, with the understanding that once an order is communicated, the Independent Operator shall complete such order according to the compensation provisions of this contract, regardless of the time of day.

          F.   Compensation
               ------------

          1.   The Independent Operator shall pay a base fee of

________________________________________________________________ Dollars

($__________) as compensation for the undertakings of the Company generally as set forth in Section II of this Agreement, in accordance with Rider A attached hereto.

          2.   The Independent Operator further agrees that the Company shall
retain [PERCENT] (   %) of the adjusted gross revenue including telephone
charges generated by the Independent Operator.  The Independent Operator shall
be paid [PERCENT] (   %) of the adjusted gross revenue including telephone
charges generated by the Independent Operator, as well as one hundred percent (100%) of collected tips (less five percent (5%) on credit card charges) generated by the Independent Operator. The adjusted gross revenue, as used herein, is equal to the verified gross charges reported by the Independent Operator pursuant to section I C (1) of this Agreement, less tips, sales and use taxes, commissions, fees, system service charges, tolls, and parking expenses.

          G.   Rules and Regulations
               ---------------------

          The Independent Operator agrees that the Company has the exclusive right to administer its business and to implement, publish and enforce rules, regulations, policies and procedures from time to time with respect to its business, and the Independent Operator shall diligently conform to such rules and regulations.

     II.  OBLIGATIONS OF THE COMPANY
          --------------------------
          A.   Sponsorship Requirements
               ------------------------
          The Company agrees to sponsor the licensing of the Independent Operator as an affiliate of the Company as required by local or state laws/regulatory commissions.

          B.   Business Promotion
               ------------------
            The Company agrees to develop, promote and market the Chauffeur Driven Service.

          C.   Dispatching
               -----------

          The Company agrees to dispatch the vehicle made available by the Independent Operator in accordance with its best judgment to properly serve the customers of the Company. The Company further agrees to use its reasonable business efforts to dispatch, in order, its Chauffeur Driven Business to the exclusive Independent Operators and to other Independent Operators associated with the Company before making referrals to any other parties. The Company hereby acknowledges that the Independent Operator may have individual preferences as to the hours of the day and the days of the week for his Period of Availability. The Company will put forth reasonable efforts to cooperate in meeting the Independent Operator's preferences in its dispatching practices, subject to the Company's obligation to serve its customers. In the event that the Independent Operator wishes not to be available during his normal Period of Availability, such Independent Operator shall notify the Company no later than 12:00 noon on the Friday preceding the week during which the Independent Operator wishes not to be available and will specify the day and hours of the day during which he wishes not to be available.

          D.   Commercial Place of Business
               ----------------------------

          The Company will maintain the equipment and employ the staff appropriate for handling all communications from the Company's customers and the Carey reservation system, and in general provide the facilities of a base operator at its regular place of business.

          E.   Billing and Collection Requirements
               -----------------------------------

          The Company agrees that, upon receipt of the daily trip tickets or account of services rendered from the Independent Operator, the Company shall verify, compute, bill and collect all reported charges. In agreeing to this obligation, the Company does not assume risk for loss due to uncollectible billings of customers obtained by the Independent Operator. Further, where a dispute exists concerning the correct amount of a billing, the Company shall determine the amount the Company's customer is to be billed, and that amount shall be the amount used in computing the adjusted gross revenue in accordance with sections I F and II E of this Agreement. The Independent Operator shall have no recourse or right to contact a Company customer with respect to billing without the prior written authorization of the Company.

          F.   Payment to the Independent Operator
               -----------------------------------

          1. The Company agrees to make payment to the Independent Operator for all verifiable revenues, gratuities, tolls, parking, telephone expenses, and other incidental expenses attributable to the business of the Independent Operator as set forth in the Independent Operator's account of services rendered, less any amount of compensation due to the Company as set forth in clause I F of this Agreement and less adjustments made pursuant to clause II E of this Agreement. This payment shall be made on the [DATE OF PAYMENT] day of each and every month following the month in which the services of the Independent Operator have generated the revenue; provided, however, that the Company may, at its discretion, elect to make payments directly to the Independent Operator by separate checks for gratuities, tolls, parking, and telephone expenses, as collected. The Independent Operator agrees that any such payment referred to herein shall be made after deducting any charges related to insurance payments and other charges, such as lease payments, or as otherwise mutually agreed upon between the Company and the Independent Operator.

          2. The Company agrees to provide the Independent Operator an account reconciliation with the payment made to the Independent Operator on the [DATE OF PAYMENT] day of the month. The account reconciliation shall reflect the payments made by the Company on behalf of the Independent Operator for the particular month, the amounts deducted by the Company, and the ending balance in the Independent Operator's account for the month.

          G.   Price of Standard Independent Operator Agreements
               -------------------------------------------------

            The Company reserves the right to establish the price for the sale of Independent Operator agreements by the Company.

     III.  ADJUSTMENT OF RATES
           -------------------

       The rates of the Company for Company customers in existence at the effective date of this Agreement may be changed at the Company's discretion and in accordance with the Company's obligations to the Carey International System of Licensees and Affiliates. The Company will give notice to the Independent Operator of any such changes.

     IV.  EMPLOYMENT OF THIRD PARTIES BY INDEPENDENT OPERATOR
          ---------------------------------------------------

       As an independent contractor and affiliated driver of the Company, the Independent Operator is free to employ such individuals as he may wish to aid in providing the Chauffeur Driven Services under this Agreement, subject to the following minimum standards:

          A.   Employees of Independent Operator
               ---------------------------------
          1.   Any individual employed as a driver by the Independent
Operator shall have all licenses and qualifications necessary for the operation of a chauffeured vehicle.

          2. Any such employee of the Independent Operator shall be subject to the same terms and conditions as govern the actions of the Independent Operator under this Agreement.

          3. The Independent Operator shall be responsible for ensuring that any driver or agent employed by him complies with the minimum standards of performance set forth in this Agreement.

          4. The Independent Operator shall provide worker's compensation insurance for his employees so as to provide coverage for any claims which may arise, in accordance with federal and/or state law, and he shall provide the Company with proof of such coverage.

          In the event that the Independent Operator elects to employ an individual pursuant to this paragraph, he shall notify the Company in writing of his intent, and the Company shall have the right to approve such individual, such approval not to be unreasonably withheld provided the proposed employee of the Independent Operator has executed the Back-up Driver/Independent Operator Agreement as set forth in Rider C hereto.

     V.   ASSIGNMENT OF INTEREST BY INDEPENDENT OPERATOR
          ----------------------------------------------

       This Agreement may not be sold or assigned to a third party. The rights under this Agreement are extended only to the Independent Operator that is named in this Agreement.

     VI.  MERGER, LIQUIDATION, CONSOLIDATION OR TERMINATION OF THE COMPANY'S
          ------------------------------------------------------------------
          CHAUFFEUR DRIVEN SERVICE
          ------------------------


       It is mutually agreed that the Company has the right to sell, lease, transfer, consolidate, merge or assign all or part of its Chauffeur Driven Service at any time and within its discretion. This Agreement shall continue to be binding upon any successor in interest to the Company, provided such successor in interest shall continue to operate its Chauffeur Driver Service.
It is further agreed that nothing contained in this Agreement shall restrict the Company from terminating all its Chauffeur Driven Service which shall have the effect of terminating further rights and obligations of the Company and Independent Operator under this Agreement.

     VII.  TERM OF AGREEMENT
           -----------------

       This Agreement shall become effective on the date hereof and shall be for

a period of  ___________ (   ) years unless earlier terminated in accordance
with the provisions of Clauses VI and VIII hereof. This Agreement may not be extended.

     VIII.  TERMINATION OF AGREEMENT
            ------------------------

       A. If the Independent Operator shall become insolvent or make an assignment for the benefit of creditors, file a voluntary bankruptcy or petition for reorganization, or fail to vacate an involuntary bankruptcy or reorganization petition filed against the Independent Operator within ninety
(90) days of the date of such filing, or fail to vacate the appointment of a receiver or trustee for the Independent Operator or any portion of his business within ninety (90) days of such appointment, the Company may, upon thirty (30) days written notice to the Independent Operator, terminate this Agreement, and thereupon all the rights of the Independent Operator under this Agreement shall cease.

       B. If the Independent Operator shall violate any provision of this Agreement or shall fail to conform to the rules and regulations as promulgated by the Company from time to time, the Company has the right to terminate this Agreement. The Independent Operator acknowledges and agrees that failure to perform certain provisions of this Agreement which are of the essence of the Agreement is cause for immediate termination of this Agreement by the Company. These include, but are not limited to, the following provisions: I.A.4; I.A.5; I.B.3; I.E.

       C. If the Independent Operator shall misuse Company or customers' property, be involved in any way of proven theft or embezzlement, or operate a vehicle Under this Agreement while under the influence of alcohol or under the influence of drugs, the Company shall have the immediate right to terminate this Agreement, and all of the rights of the Independent Operator hereunder shall thereupon cease.

       D. This Agreement may be terminated upon the mutual written consent of both parties to this Agreement following thirty (30) days' written notice by the party seeking termination, regardless of any other clause in this Agreement. Upon such mutual termination, all the rights and obligations of the Company and the Independent Operator under this Agreement shall cease.

       E. The Company shall have the right to immediately terminate this Agreement if the Independent Operator (a) fails to pay the base fee set forth in paragraph F (1) in installments in accordance with the terms of Rider A and becomes in default under Rider A, or fails to meet the obligations thereunder, which default or failure to perform is not cured within fifteen (15) days of its occurrence, or (b) defaults in any other agreements with the Company, including but not limited to a lease agreement or advance agreement with the Company.

       F. If the Company ceases to operate its Chauffeur Driven Service or goes out of business, this Agreement may be immediately terminated in writing by the Company.

       G. If the Independent Operator ceases to maintain contact and/or make available a car and driver for the Company for thirty (30) days during any calendar year without the mutual consent of the Company in writing, this Agreement shall become null and void automatically.

       H. If the Independent Operator acts in a way which is derogatory to the Company and/or detrimental to the good name and reputation of the Company, the Company shall have the right to immediately terminate this Agreement.

     IX.  RIGHTS OF PARTIES UPON TERMINATION
          ----------------------------------

       A. In the event of termination of this Agreement, all rights of the Independent Operator hereunder shall thereupon cease, and the Independent Operator shall immediately thereafter cease to use, by any means, any Company business cards or any other Company printed material, the Company's trademark, trade names; any forms, systems, slogans, signs, emblems, insignia, symbols, devices or proprietary business methods. If the Independent Operator shall fail to comply with the requirements of this clause, the Company shall have the right to proceed by any legal means to cause the cessation of such actions, and the Independent Operator shall be liable for all damages, attorneys' fees, and court costs resulting therefrom.

       B. In the event of termination of this Agreement, the Independent Operator shall have no interest or rights with respect to any charges generated from customers of the Company after the date of termination of this Agreement. It is further agreed that the Independent Operator shall have an interest only in charges collected by the Company which were generated by the Independent Operator on behalf of the Company prior to the date of termination of this Agreement, provided that the Company shall reserve the right to withhold from any payment due to the Independent Operator amounts owed to the Company by the Independent Operator under this Agreement.

       C. In the event of termination of this Agreement by the Company pursuant to clause VIII, the Independent Operator hereby agrees that, for a period of twelve (12) months after the date of such termination, the Independent Operator shall refer to the Company any and all business requested by customers of the Company or any customers reported on the Independent Operator's accounts during the year prior to termination. It is further agreed that in the event clause VIII C of this Agreement is violated by the Independent Operator, his employees or affiliates, the Company shall be entitled to liquidated damages in the amount of Ten Thousand Dollars ($10,000) and the Independent Operator hereby agrees that such amount shall be immediately due and payable. In the event of such action, the Independent Operator hereby gives the Company a confession of judgment for an amount equal to Ten Thousand Dollars ($10,000) plus any costs related to the collection thereof.

       D. In the event of termination of this Agreement at any time after thirty (30) days following the date of the Agreement, the parties mutually agree that the base fee, or any portion of the base fee, paid to the Company by the Independent Operator as set forth in clause I F shall not be refundable to the Independent Operator.

       E. In the event of termination of this Agreement, the Independent Operator, his employees or affiliates, immediately shall return to the Company all equipment, material and paperwork of the Company in the possession of the Independent Operator or his employees or affiliates.

       F. In the event of termination of this Agreement for any reason whatsoever, the Independent Operator will not attempt in any manner for a period of no less than twenty-four (24) months from the date of termination to persuade any person, firm, or corporation that is a customer or client of the Company to cease doing business or to reduce the amount of business which any such customer or client has customarily done or contemplates doing with the Company. The Independent Operator will not entice or induce any person who is now in the employ of the Company to become employed by the Independent Operator or any new employer with whom he may become affiliated, and the Independent Operator will not disclose to anyone confidential information of the Company or information as to any client of the Company and any client for whom the Independent Operator provided service as an Independent Operator for the Company under this Agreement.

       G. The Independent Operator further agrees that in the event of termination pursuant to paragraph VIII B of this Agreement, it is mutually acknowledged and agreed that any breach or threatened breach of the provisions of this Agreement covered herein will cause irreparable injury to the Company and that money damages will not provide adequate remedy to the Company. The Independent Operator agrees that the Company may take whatever actions or remedies are available to it under the law and shall be entitled to any damages that it may show it has sustained by reason of a failure on the part of the Independent Operator to comply with such provisions of this Agreement.

     X.   TRADEMARK
          ---------

       A. The Company has the sole interest in the trademark of the Company and any other use of the name of the Company in connection with this Agreement. Nothing contained herein shall be construed as conferring upon the Independent Operator any right or interest in such trademark or any designs, copyrights, patents, trade names, signs, emblems, insignia or slogans or other marks used in connection with the Company or other use of the name of the Company.

       B. This Agreement shall not be construed to authorize the Independent Operator to act as an agent, franchisee or representative of the Company for any purpose whatsoever except to service the customers of the Company pursuant to this Agreement, and the Independent Operator has no authority to assume or to incur any obligations or responsibility on behalf of or in the name of the Company or to bind or attempt to bind the Company in any way.

       C. The Independent Operator hereby agrees that he will not use, nor allow the use, alone or in concert with another, of the name of the Company or any other trade name or trademarks of the Company, except as specifically authorized by the Company. In the event of termination of this Agreement for any reason, the Independent Operator hereby agrees to return to the Company all materials hearing the trademark, trade names, symbols, slogans, emblems, insignia, or other designs of the Company.

     XI.  EXTENSION OF AGREEMENT
          ----------------------
       This Agreement may not be extended.

     XII.  OTHER MATTERS
           -------------

       A. The Company has the sole right to administer its business and reserves the right to implement, publish and enforce all rules, regulations, policies and procedures not inconsistent with the terms and conditions of this Agreement and the Independent Operator's rights hereunder.

       B. The failure of the Company to enforce at any time or for any period of time any of the terms or conditions of this Agreement shall not be deemed a waiver of such terms and conditions. No delay, waiver, omission or forbearance on the part of the Company in exercising any right arising out of a breach by the Independent Operator of any of the terms, provisions or covenants of this Agreement shall constitute a waiver by the Company of such right or of the Company's right to declare any subsequent breach or default.

       C. Any notice required or permitted to be given pursuant to this Agreement shall be in writing, and if such notice be sent by certified or registered mail, it shall be deemed to have been received by the party to whom such notice was addressed as herein provided when deposited in the mail. The same shall be addressed to the Independent Operator at the address set forth below or at such other address as hereafter may be designated in writing by the Independent Operator. If said notice is intended for the Company, it shall be separately addressed to:

       Attention: President
       Carey Limousine [COMPANY]
       [ADDRESS]
       [ADDRESS]
or to such other address as may hereafter be designated in writing by the Company. If said notice is intended for the Independent Operator, it shall be separately addressed to:


____________________________________________      ______________________________
     Independent Operator Name                               Address

                                                  ______________________________


       D. If any provision of this Agreement is held to be contrary to the law or a decision of a court of competent jurisdiction or a governmental agency from which appeal has not been taken within the time limit specified by law, then such provision shall not be effective for purposes of this Agreement, except to the extent permitted by law, and the remainder of the Agreement shall remain in full force and effect. In the event that any provision of this Agreement is held contrary to law as provided above, the Company and the Independent Operator may, at the option of either party, enter into negotiations concerning a substitute for such provision.

       E. The masculine gender used throughout this Agreement shall be construed to include the feminine where the context so requires.

       F. This Agreement shall be construed according to the laws of the State of [STATE], and no amendment, change or variance from this Agreement shall be binding upon either party unless executed in writing and signed on behalf of the Company by one of its officers and by the Independent Operator. It is agreed that this Agreement may be amended by the written consent of the parties hereto.

       G. This Agreement shall supersede any and all agreements to which the Independent Operator and the Company, its predecessors or assigns, may currently be or have been a party.

     XIII.  RIDERS
            ------

       It is mutually agreed that Riders "A", "B" and "C" attached hereto are an integral part of this Agreement and are incorporated herein. Additional riders may be executed by the parties hereto and made a part of this Agreement, provided such additional riders are in writing and signed by the parties.

ACCEPTED:

CAREY LIMOUSINE [COMPANY]                INDEPENDENT OPERATOR



By: ______________________________       By:__________________________________
             (Signature)                               (Signature)


__________________________________       _____________________________________
(Name)                                   (Name)



Date: ____________________________       Date: _______________________________

                                   RIDER "A"
                   TO STANDARD INDEPENDENT OPERATOR AGREEMENT
                        TERMS OF AGREEMENT SECTION I.F.1
                        --------------------------------


  The Independent Operator agrees to pay the Company a base fee of ___________

_____________________________________________________________________ Dollars

($____________).  The base fee payment will be comprised of a down-payment of

_____________________________________________________________________ Dollars

($____________), with the balance of
________________________________________________ Dollars ($____________) to be

paid in monthly installments of ______________________________________________

_____________________________ Dollars ($_____________) per month for a period of __________________________ (_________) months with the final payment in the

_________ month to be in the amount of _______________________________ Dollars

($_____________).  The monthly payment will commence in the month following the month of the date of this Agreement.  The monthly payment shall include interest at the current rate of _______________ percent (___%).

  The Independent Operator agrees to arrange his own financing within one year of the date of the Agreement and, in the event that the Company can accommodate the Independent Operator by arranging bank financing, at any time during which a balance is due under this Agreement, the Independent Operator shall utilize such financial arrangements in accordance with the terms and conditions established by the bank.

WITNESS                               INDEPENDENT OPERATOR


_________________________________     _________________________________


Date: ___________________________     Date: ___________________________

                                PROMISSORY NOTE
                                ---------------

                                         Date: _________________________________

       For value received, __________________________________, (the Independent

Operator) having his/her principal residence at ______________________________

__________________________________________ promises to pay Carey Limousine

[COMPANY] at its offices at [ADDRESS] or at such other places as may be designated in writing by the holder of this Note, the principal sum of

_____________________________________________________________________ Dollars

($_______________________) as follows:

       Monthly installments each in the sum of _______________________________

Dollars ($_________________________) shall be payable to Carey Limousine

[COMPANY] commencing on the last day of  _________________________, 19____, and on the last day of each month thereafter and the entire unpaid principal balance shall be due and payable on ___________________________, together with all unpaid accrued interest.  The monthly installment shall include interest at the current rate of ___________________ percent (______%).

       The Independent Operator agrees to sign a consent and/or Loan Deduction authorization Carey limousine [COMPANY] to deduct the Independent Operator's payment due to Carey limousine [COMPANY] from his/her Independent Operator Liquidation. The Independent Operator shall have the right to prepay this Note in whole at any time, or in part from time to time, without premium or penalty, but with accrued interest on the amount being repaid to the date of such prepayment. Any sums prepaid will not be readvanced.

       No failure on the part of Carey Limousine [COMPANY] to exercise, and no delay in exercising any right, remedy or power hereunder or under any other document or agreement executed in connection herewith shall operate as a waiver thereof, nor shall any single or partial exercise by Carey Limousine [COMPANY] of any right, remedy or power hereunder or under any other document or agreement executed in connection herewith preclude any other or future exercise of any other right, remedy or power.

       If the Note shall be collected by legal proceedings or through any court or shall be referred to any attorney because of any default, the Independent Operator agrees to pay a reasonable sum for attorneys' fees and expenses.

       This Note is being delivered in, is intended to be performed in and shall be construed, enforced, and governed by the laws of the State of [STATE], without regard to principles of conflicts of law.

       This Note may not be changed or modified orally, nor may any right or provision hereof be waived orally, but in each instance only by an instrument in writing signed by the party against which enforcement of such change, modification or waiver is sought.


                                 By:  ____________________________________



_____________________________    _________________________________________
Witness                          Independent Operator (Print Name)

                    CONSENT AND LOAN DEDUCTION AUTHORIZATION
                    ----------------------------------------

       The undersigned authorizes the Company to deduct a monthly sum equal to

_______________________________________________________________________________

Dollars ($______________) from the monthly payment due to the undersigned under the Promissory Note dated __________________________________________ and to remit such sum directly to _______________________________________________ as

payment for my obligation to such lender.

       You are authorized to make the payments as stated above until my loan is paid in full or that a balloon payment of ____________________________ Dollars

($____________) is due, whichever may be the case.

In the presence of:


__________________________________    ______________________________
Witness                               Independent Operator



__________________________________    ______________________________
Witness                               Carey Limousine [COMPANY]

                                   RIDER "B"
                   TO STANDARD INDEPENDENT OPERATOR AGREEMENT
                                  DEFINITIONS
                                  -----------


Professional Chauffeur:  One who is trained in the art of chauffeur service, who
----------------------
meets high standards of general appearance, manner, temperament, and personality; who conducts himself or herself in a businesslike manner; and whose ethical and business behavior is above reproach.

Carey International System of Licensees and Affiliates:  The Carey System, which
------------------------------------------------------
offers chauffeured car and driver services to customers worldwide in over 420 cities in 65 countries through direct access and the Carey International Reservation System, which interfaces with major U.S. and international travel agencies.

Period of Availability:  Hours of the day and days of the week during which the
----------------------
Independent Operator has promised to make himself and his vehicle available to serve the customers of the Company.

Base Fee:  Represents the up-front vested interest consideration paid by the
--------
Independent Operator in the contractual relationship with the Company.

Installment Fee:  Portion of base fee paid over time in monthly installments.
---------------

Company Customer:  The term "Company customer" as used in this Agreement shall
----------------
mean any natural person, corporation, partnership, association, or any other type of entity for whom the Company has at any time provided or arranged for chauffeured service, directly or though its Independent Operators or employees.

Independent Operator Customer:  Customers obtained by the Independent Operator
-----------------------------
prior to the date of this Agreement.

Affiliated Driver:  A person who drives a for-hire affiliated vehicle.
-----------------

Affiliated Vehicle: A for-hire vehicle that is despatched from a Base Operator.
------------------

Base Operator:  A place of business from which for-hire vehicles are dispatched.
-------------

Driver:  A person who drives a for-hire vehicle.
------

Affiliation:  The circumstance of an Affiliated Driver and/or Affiliated
-----------
Vehicle.

                                   RIDER "C"
                   TO STANDARD INDEPENDENT OPERATOR AGREEMENT
                 BACK-UP DRIVER/INDEPENDENT OPERATOR AGREEMENT
                 ---------------------------------------------